Note 6 - Property and Equipment, Net	12 Months Ended
Dec. 31, 2024
Notes to Financial Statements
Property, Plant and Equipment Disclosure [Text Block]

NOTE 6 – PROPERTY AND EQUIPMENT, NET

The Company’s property and equipment, net consisted of the following:

	As of December 31, 2024	As of December 31, 2023
Computers, software, and office equipment	$170,350	$252,961
Leasehold improvements	306,961	306,961
Laboratory equipment	1,692,230	1,696,430
Total	2,169,541	2,256,352
Less: Accumulated depreciation	(1,821,953)	(1,788,779)
Total Property and equipment, net	$347,588	$467,573

Depreciation expense, recorded within general and administrative expenses of continuing operations, was $127,354 and $210,081 for the years ended December 31, 2024, and 2023, respectively.

No impairment charges related to property and equipment held and used in continuing operations were incurred during the years ended December 31, 2024, and 2023.